Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
INVESTOR PRESENTATION
Q1 2008 and Full Year 2007

Slide 1
Forward-Looking Statements
 This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) successful implementation of the Deed of Settlement agreed upon with the Commonwealth of Australia, which would conclude the
 Australia SH-2G (A) program with a mutual release of claims; 7) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 8) satisfactory resolution of the company’s contract dispute with the U.S. Army procurement agency relating to the FMU-143 program; 9) continued
 support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 10) cost growth in connection with environmental remediation activities at the Moosup and New Hartford, CT facilities and such potential activities at the Bloomfield, CT facility; 11) profitable integration of acquired businesses into the company's operations; 12) changes in supplier sales or vendor incentive policies; 13) the effect of price increases or decreases;
 14) pension plan assumptions and future contributions; 15) future levels of indebtedness and capital expenditures; 16)
 continued availability of raw materials in adequate supplies; 17) the effects of currency exchange rates and foreign competition on future operations; 18) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 19) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com

Kaman reports information in five business segments:

Four Aerospace industry segments:

- **Aerostructures**
- **Fuzing**
- **Helicopters, and**
- **Specialty Bearings**

As well as the **Industrial Distribution** segment.

12%
7%
8%
9%
64%

PERCENT DISTRIBUTION
OF SEGMENT SALES:
FULL YEAR 2007
Slide 2
KAMAN CORPORATION
SEGMENT REPORTING STRUCTURE

Highlights: Quarter Ended March 28, 2008
Slide 3
Four Aerospace industry segments:
 Aerostructures segment: Q1 sales: $28.8 million (+14.4%)/Q1 operating loss: $1.0 million (vs. OI of $4.6 in Q1 07)
 Sales increase driven by BLACK HAWK.
 Operating loss was a result of charges related to the concurrent ramp-up of three significant programs at Wichita.

 Fuzing segment: Q1 sales: $24.1 million (+30.4%)/Q1 operating income: $1.8 million (-28.7%)
 Sales increase driven by JPF.
 Segment remains subject to quarter-by-quarter fluctuation.

 Helicopters segment: Q1 sales: $14.6 million (-16.3%)/Q1 operating income: $.9 million (up marginally from Q1 07)
 No Australia program charge in Q1 2008.

 Specialty Bearings segment: Q1 sales: $36.1 million (+12.8%)/Q1 operating income: $13.0 million (+22.8% vs. Q1 07)
 Record results driven by strong demand and competitive advantages in a robust market environment.

Industrial Distribution segment: Q1 sales: $182.2 million (+5.0%)/Q1 operating income: $9.1 million (+4.4%)
 Results driven by national account awards, including the effect of cost to ramp up large new accounts.
 Economic conditions mixed with weak sectors such as housing offset by strong sectors such as mining.
 Emphasis on less cyclical industries has benefited the segment.

2008 SIGNIFICANT EVENTS
Slide 4
Aerospace:
✓ Appointed Greg Steiner, President Kaman Aerospace Group
✓ Helicopters - Settlement negotiated with Commonwealth of Australia related to legacy prime helicopter program
✓ Aerostructures - Acquired Brookhouse Holdings, Limited

Industrial Distribution:
✓ Acquired Industrial Supply Corporation of Richmond, VA on 3/31/08
✓ Savannah Distribution Center opened

FOUR AEROSPACE INDUSTRY SEGMENTS
2007 Sales: $386 million

Slide 6
AEROSTRUCTURES SEGMENT: Jacksonville, FL and Wichita, KS
Produces parts and subassemblies for
 Tier 1 and Prime Manufacturers:
 ▶ Military: Boeing C-17 internal wing structures
  Sikorsky BLACK HAWK helicopter cockpits
  Sikorsky MH-92 helicopter composite tail rotor pylons
 ▶ Commercial: Boeing 777 and 767 wing trailing edges
  787 composite structures
Strategy: Take advantage of subcontracting opportunities
 as the Tier 1 and Prime producers focus on final assembly
 and systems integration.

Slide 7
AEROSTRUCTURES SEGMENT: Brookhouse Holdings, Ltd.
Acquired June 12, 2008
Produces parts and subassemblies for
 Tier 1 and Prime Manufacturers:
 ▶Military: F-35(JSF), A400M
 ▶Commercial: significant new Boeing program; Airbus
 A330/340, A320
Global leader in composite molding and aerostructure
 assembly tooling
Full after-market service supplier

 ▪ India Mill (Head Office)
 145,000 ft²
 ▪ Holme Mill 45,000 ft²
 ▪ Home to Composites and
 Tooling operations
 ▪ 355 employees are based
 at Darwen
Tameside Site, Manchester
Darwen Site, Lancashire
Slide 8
BROOKHOUSE HOLDINGS, LTD.: Facilities
 ▪ Frederick House 63,000 ft²
 ▪ The Tameside site houses the
 Aerospace manufacturing facility
 ▪ 110 employees are based at
 Tameside

Slide 9
BROOKHOUSE HOLDINGS, LTD.: Strategic Fit
 ▪ Accelerates growth and increases scale in Aerostructures market
 ▪ Significantly enhances our composite capabilities - critical to future
 ▪ “Out of Autoclave” RFI technology provides differentiator
 ▪ Balanced portfolio of platforms and mix of business including Airbus platforms and new Boeing program
 •47% Commercial, 53% Military
 •66% OEM, 34% Repair and Overhaul
 ▪ Adds a world class tooling capability to Kaman’s portfolio
 ▪ Provides entry into higher margin aftermarket services business
 ▪ Revenue synergies through enhanced capabilities to an expanded customer base
 ▪ Talented, committed employees
 ▪ Proven management team

Slide 10
FUZING SEGMENT: Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices
 for major missile and bomb programs.
 ▶Principal Missile programs: AMRAAM, ATACMS,
  Harpoon, Maverick, Standard and Tactical Tomahawk
 ▶Principal Bomb program: Joint Programmable Fuze
 ▶Segment includes Measuring & Memory
  Systems products.
Strategy: Become a leading producer of fuzing systems
 for the U.S. and allied militaries.
Principal customers: U.S. and allied militaries, Boeing
 General Dynamics, Lockheed and Raytheon.

Slide 11
HELICOPTERS SEGMENT: Bloomfield, CT
Markets and supports Kaman-made SH-2G Super
 Seasprite maritime helicopter and K-MAX
 “Aerial Truck” helicopter - and performs
 subcontract helicopter programs.
Principal programs:
 Major maintenance and upgrades to Egyptian SH-2G(E) helicopters
 BLACK HAWK subcontract work for Sikorsky
 Executing Settlement Agreement for legacy Australia program
Strategy: Take advantage of subcontracting opportunities
 as the tier 1 and prime producers focus on final assembly
 and systems integration.
Principal customers: The governments of Egypt, New Zealand
 and Poland; and Sikorsky.

Slide 12
SPECIALTY BEARINGS SEGMENT: Bloomfield, CT and Dachsbach, Germany
Designs and manufactures proprietary self-
 lubricating airframe bearings

Programs: Kaman products are used in nearly all
 military and commercial aircraft produced in North
 and South America and Europe.
Strategy: Maintain leadership in product technical
 performance and application engineering support
 while staying ahead of the curve in product
 technology enhancement

2007 Sales $700 million
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 14
INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $12 billion
 power transmission market.

Strategy:

 ▶Expand the geographic footprint to enhance competition
 for national and regional accounts.

 ▶Broaden the product line

 ▶Improve operating and asset utilization efficiencies

Customers: Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S.
 Industrial markets. Growing national account base.

Slide 15
INDUSTRIAL SUPPLY CORPORATION: Strategic Fit
 ▪ Supports corporate strategy of accelerating growth of KIT
 ▪ Adds $55 million in annual sales
 ▪ Increases Kaman’s presence in important Virginia and North Carolina markets
 ▪ Expands product offerings
 ▪ Increases our capability to service national and regional customers
 ▪ Adds a proven management team and dedicated employees

KIT Branch Location
Distribution Center
ISC Branch Location
Geographical Coverage: Approximately 200 locations in U.S., Canada and Mexico
Slide 16
INDUSTRIAL DISTRIBUTION SEGMENT

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND CHAIN COMPANY
FAG
Browning
SEW EURODRIVE
Gates
TIMKEN
Torrington
Fafnir
Morse
FALK a good name in industry
Boston Gear
NORGREN
MOTION & CONTROL NSK
LOCTITE
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR ENGINEERED PRODUCTS
RELIANCE ELECTRIC
COOPER
US MOTORS
BALDOR MOTORS • DRIVES • GENERATORS
TB Wood's
IR Ingersoll Rand
DOW CORNING
EMERSON Motor Technologies
Rockwell Automation
THOMSON
YASKAWA

Slide 17
INDUSTRIAL DISTRIBUTION SEGMENT

STRATEGIES
FINANCIAL REVIEW
36%
2007 Sales from Continuing Operations: $1,086 million

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q1 2008	Q1 2007	Q1 2008	Q1 2007	Q1 2008	Q1 2007
1. Aerostructures	$28,793	$25,179	($1,015)	$4,551	(3.5%)	18.1%
2. Fuzing	24,130	18,500	1,805	2,530	7.5%	13.7%
3. Helicopters	14,614	17,458	858	(1,025)	5.9%	(5.9%)
4. Specialty Bearings	36,079	31,979	12,968	10,559	35.9%	33.0%
5. Subtotal Aerospace	103,616	93,116	14,616	16,615	14.1%	17.8%
6. Industrial Distribution	182,165	173,414	9,073	8,694	5.0%	5.0%
7. Net gain/(loss) on sale of assets			(110)	(42)
8. Corporate expense/other			(9,796)	(9,343)	¹ (3.4%)	¹ (3.5%)
9. Sales/Op. inc. from continuing ops	$285,781	$266,530	$13,783	$15,924	4.8%	6.0%
Slide 19
INCOME STATEMENT HIGHLIGHTS
For quarters ended March 28, 2008 and March 30, 2007

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2007	2006	2007	2006	2007	2006
1. Aerostructures	$102,362	$78,742	$13,219	$11,538	12.9%	14.7%
2. Fuzing	87,455	71,068	10,546	7,750	12.1%	10.9%
3. Helicopters	72,031	69,914	2,631	222	3.7%	0.3%
4. Specialty Bearings	124,009	106,278	41,387	28,630	33.4%	26.9%
5. Subtotal Aerospace	385,857	326,002	67,783	48,140	17.6%	14.8%
6. Industrial Distribution	700,174	665,420	33,038	35,160	4.7%	5.3%
7. Net gain/(loss) on sale of assets			2,579	(52)
8. Corporate expense/other			(38,672)	(35,426)	¹ (3.6%)	¹ (3.6%)
9. Sales/Op. inc. from continuing ops	$1,086,031	$991,422	$64,728	$47,822	6.0%	4.8%
Slide 20
INCOME STATEMENT HIGHLIGHTS
For full years ended December 31, 2007 and 2006

	Three Months ended		Twelve Months ended December 31,
	Mar. 28, 2008	Mar. 30, 2007	2007	2006
1. Net earnings from continuing operations	$8,868	$9,073	$36,491	$24,643
2. Earnings from discontinued operations, net of taxes	--	1,002	7,890	7,143
3. Gain on disposal of discontinued oper, net of taxes	--	--	11,538	--
4. Net earnings	$8,868	$10,075	$55,919	$31,786

5. Diluted net E.P.S. from continuing operations	$0.35	$0.37	$1.46	$1.01
6. Diluted net E.P.S. from discontinued operations	--	0.04	0.31	0.29
7. Diluted net E.P.S. from disposal of discontinued operations	--	--	0.46	--
8. Diluted net earnings per share	$0.35	$0.41	$2.23	$1.30
On December 31, 2007, Kaman completed the sale of its Music segment to Fender Musical Instruments Corp.
for a cash payment of $117 million. The discontinued segment contributed $0.31 per share, diluted, for the full year 2007.
The sale of the segment resulted in an after tax gain of $0.46 per share, diluted. Net cash received after taxes and fees was approximately $100 million.
Slide 21
EARNINGS FROM CONTINUING AND DISCONTINUED OPERATIONS
First Quarters 2008 and 2007; and Full Years ended December 31 2007 and 2006

(In Thousands)	As of 3/28/08	As of 12/31/07	As of 3/30/07
1. Cash and Cash Equivalents	$28,349	$73,898	$9,930
2. Notes Payable and Long-term Debt	$14,388	$12,874	$90,892
3. Shareholders’ Equity	$403,866	$394,526	$306,849
4. Debt as % of Total Capitalization	3.4%	3.2%	22.9%
5. Capital Expenditures (Continuing Operations)	$2,334	$14,226	$2,796
6. Depreciation & Amortization (Continuing Operations)	$2,585	$9,893	$2,460
BALANCE SHEET AND CAPITAL FACTORS
Slide 22